Exhibit 99.26

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-D

KEY PERFORMANCE FACTORS
March 31, 2001



Expected B Maturity 7/15/03


Blended Coupon 5.8085%


Excess Protection Level
3 Month Average   7.64%
March, 2001   8.25%
February, 2001   7.57%
January, 2001   7.10%


Cash Yield20.67%


Investor Charge Offs 4.83%


Base Rate 7.58%


Over 30 Day Delinquency 4.90%


Seller's Interest 7.37%


Total Payment Rate14.60%


Total Principal Balance$56,622,749,044.91


 Investor Participation Amount$559,000,000.00


Seller Participation Amount$4,172,058,483.42